                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 3, 2006

                         A.C. MOORE ARTS & CRAFTS, INC.
             (Exact name of registrant as specified in its charter)

         Pennsylvania                  000-23157                22-3527763
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification No.)

                     130 A.C. Moore Drive, Berlin, NJ 08009
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (856) 768-4930

                                 Not Applicable
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


1 of 4

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     STOCK OPTION GRANTS

     On August 3, 2006, the board of directors of A.C. Moore Arts & Crafts, Inc. (the "Company") granted to each non-employee director as part of director compensation an option to purchase 10,000 shares of the Company's common stock under the Company's 2002 Stock Option Plan (the "Plan"). Each option granted under the Plan is required to be set forth in writing in an option agreement between the Company and the participant. The following description is a brief summary of the material terms of the option grants.

     The options each have an exercise price of $16.88, the closing price per share of the Company's common stock on the Nasdaq Stock Market on August 3, 2006, vest in full on August 3, 2007 and expire on August 3, 2016. Other than as described in this Item 1.01, each grant has the same material terms and conditions as set forth in Exhibit 10.1 attached to this Current Report on Form 8-K. Each of the following non-employee directors was granted an option as described above: Richard J. Bauer, Joseph F. Coradino, Richard J. Drake, Michael
J. Joyce, William Kaplan, Richard Lesser and Lori J. Schafer.

     This summary is not intended to be complete, and is qualified in its entirety by reference to the form of option agreement attached as Exhibit 10.1 to this Current Report and incorporated by reference into this Item 1.01.

     DIRECTOR COMPENSATION

     On August 3, 2006, the Company's board of directors also affirmed the compensation payable to non-employee directors through the Company's 2007 annual meeting of shareholders as follows:

          o    An annual cash retainer of $30,000;

          o An additional annual cash retainer of $15,000 for the chair of the Audit Committee and $5,000 for each other member of the Audit Committee;

          o An additional annual cash retainer of $5,000 for the chair of the Compensation Committee and $2,500 for each other member of the Compensation Committee;

          o An additional annual cash retainer of $3,500 for the chair of the Nominating and Corporate Governance Committee and $2,500 for each other member of the Nominating and Corporate Governance Committee; and

          o An additional annual cash retainer of $50,000 for the Company's Chairman of the Board, Michael J.Joyce.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.   Description
-----------   -----------
10.1          Form of Option Agreement.


2 of 4

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 A.C. MOORE ARTS & CRAFTS, INC.


Date:  August 9, 2006            By: /s/ Amy Rhoades
                                     -------------------------------------------
                                     Name: Amy Rhoades
                                     Title: Vice President and General Counsel


3 of 4

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1          Form of Option Agreement.


4 of 4